Junior Subordinated Debentures	12 Months Ended
Mar. 31, 2012
Significant Accounting Policies:
Junior Subordinated Debentures

(11)	Junior Subordinated Debentures

On September 21, 2006, Security Federal Statutory Trust (the “Trust”), a wholly-owned subsidiary of the Company, issued and sold fixed and floating rate capital securities of the Trust (the “Capital Securities”), which are reported on the consolidated balance sheet as junior subordinated debentures, generating proceeds of $5.2 million. The Trust loaned these proceeds to the Company to use for general corporate purposes, primarily to provide capital to the Bank.

The Capital Securities accrue and pay distributions annually at a rate per annum equal to 2.174% at March 31, 2012.  Prior to September 2011, one-half of the Capital Securities issued in the transaction had a fixed rate of 6.88% and the remaining half had a floating rate of three-month LIBOR plus 170 basis points. After September 2011, the rate is a floating rate of three month LIBOR plus 170 basis points as the fixed rate portion was converted to the floating rate. The distribution rate payable on the Capital Securities is cumulative and payable quarterly in arrears.

The Company has the right, subject to events of default, to defer payments of interest on the Capital Securities for a period not to exceed 20 consecutive quarterly periods, provided that no extension period may extend beyond the maturity date of December 15, 2036. The Company has no current intention to exercise its right to defer payments of interest on the Capital Securities.

The Capital Securities mature or are mandatorily redeemable upon maturity on December 15, 2036, and or upon earlier optional redemption as provided in the indenture. The Company has the right to redeem the Capital Securities in whole or in part, on or after September 15, 2011.